EXHIBIT 10(e)(1)

                               EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT (this "AGREEMENT"), dated as of June 21, 2002, by and among TII NETWORK TECHNOLOGIES, INC. (formerly named TII Industries, Inc.), a Delaware corporation, with headquarters located at 1385 Akron Street, Copiague, NY, 11726 (the "COMPANY"), and LEONARDO, L.P., a Cayman Islands limited partnership (the "INVESTOR").

     WHEREAS:

     A. Effective as of January 26, 1998, the Company, the Investor and certain other investors (collectively, the "OTHER INVESTORS") entered into a Securities Purchase Agreement (the "PURCHASE AGREEMENT");

     B. Pursuant to the Purchase Agreement, the Investor and the Other Investors purchased from the Company an aggregate of 5,000 shares of its Series C Convertible Preferred Stock, par value $0.01 per share (the "PREFERRED SHARES"), and warrants (the "OLD WARRANTS") to purchase an aggregate of 200,000 shares of the Company's Common Stock, par value $0.01 per share ("COMMON STOCK"); and

     C. The Old Warrants have expired, the Other Investors have converted all of their Preferred Shares and the Investor wishes to exchange with the Company, upon the terms and conditions stated in this Agreement, all of its remaining Preferred Shares for cash and a warrant (a "NEW WARRANT") being delivered contemporaneously herewith to purchase New Warrant Shares (as defined in Section 1(a) below).

     D. The Company desires to grant certain rights to the holders of the New Warrants Shares to effect the registration of such shares pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"); such rights shall be as set forth in the Registration Rights Agreement being entered into contemporaneously herewith (the "REGISTRATION RIGHTS AGREEMENT").

     NOW THEREFORE, the Company and the Investor hereby agree as follows:

     1.   EXCHANGE OF PREFERRED SHARES.

     (a) Exchange of Preferred Shares. Concurrently herewith, the Investor is exchanging with, and delivering to, the Company, free and clear of any and all liens, claims, restrictions, security interests or any other encumbrances whatsoever (collectively, "LIENS"), an aggregate of 1,626 Preferred Shares for an aggregate payment by the Company of $1,200,000 (the "CASH PURCHASE PRICE") and the issuance by the Company of New Warrants to purchase an aggregate of 750,000 shares (the "NEW WARRANT SHARES" and, together with the New Warrants, the "SECURITIES") of Common Stock.

     (b) Form of Payment. Concurrently herewith, (i) the Company is (A) paying the Cash Purchase Price to the Investor by wire transfer of immediately available funds in accordance with the Investor's written wire instructions set forth on Schedule A attached hereto and (B) issuing to the Investor New Warrants to purchase the New Warrant Shares and (ii) the Investor is delivering to the Company one or more stock certificates representing an aggregate of 1,026 Preferred Shares, along with stock powers therefor duly endorsed in blank.

     2.   INVESTOR'S REPRESENTATIONS AND WARRANTIES.

     The Investor represents and warrants to the Company that:

     (a) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (b) Title to Preferred Shares; Only Preferred Shares Owned by Investor. The Investor is the sole, true, lawful record and beneficial owner of the Preferred Shares exchanged with the Company hereunder, and there are no restrictions on voting rights or rights of disposition pertaining to such Preferred Shares. The Investor has good and marketable title to such Preferred Shares, free and clear of any and all Liens. The Investor does not own (of record or beneficially) any Preferred Shares other than the Preferred Shares exchanged with the Company hereunder.

     (c) Investor Status. The Investor is an "accredited investor," as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the 1933 Act.

     (d) Investment Purpose. The Investor is acquiring the New Warrant (and intends to acquire the New Warrant Shares) for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, all within the meaning of the 1933 Act.

     (e) Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire such securities.

     (f) Information. The Investor and its advisors, if any, have been afforded the opportunity to review all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor, including all SEC Documents (as defined in Section 3(d) below). The Investor and its advisors, if any, have been afforded the opportunity to review the Company's Annual Report on Form 10-K for the year ended June 29, 2001, Quarterly Reports on Form 10-Q for the quarters ended September 28, 2001, December 28, 2001 and March 29, 2002, Proxy Statement used in connection with the Company's Annual Meeting of Stockholders held on December 5, 2001 and Current Reports on Form 8-K dated (date of earliest event reported) December 5, 2001, February 15, 2002 and April 9, 2002, each of which have been filed with the SEC, and has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company 's representations and warranties contained in Section 3 below. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

     (g) No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     (h) Transfer or Resale. The Investor understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Investor shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except pursuant to the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     (i) Legends. The Investor understands that the certificates or other instruments representing the New Warrants and the stock certificates representing the New Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

     (j) The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale and sold under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that such Securities can be sold pursuant to paragraph (k) of Rule 144. The Investor acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement that is effective and current under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act.

     (k) Residency. The Investor is a resident of the jurisdiction specified in the Schedule of Investors.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to the Investor that:

     (a) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 30,000,000 shares of Common Stock, of which, as of the close of business on June 17, 2002, 11,682,284 shares were issued and outstanding, and (in addition to the Conversion Shares and the New Warrant Shares) 7,166,800 shares were reserved and available for issuance pursuant to outstanding options, warrants and other securities convertible into or exchangeable for Common Stock and (ii) 1,000,000 shares of Preferred Stock, par value $1.00 per share, of which, as of the date hereof, 5,000 shares were designated as Preferred Shares and 1,626 of such Preferred Shares were issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as set forth on
Schedule 3(a), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements, by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries.

     (b) Organization and Qualification. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith.

     (c) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into, and perform its obligations under, this Agreement and the New Warrants (collectively, the "TRANSACTION DOCUMENTS"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby, including without limitation the issuance of the Warrants and the reservation for issuance and the issuance of the New Warrant Shares upon exercise of the New Warrants, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     (d) Issuance of New Warrant Shares. The New Warrant Shares have been duly authorized and reserved for issuance upon exercise of the New Warrants. Upon exercise in accordance with the New Warrants, the New Warrant Shares, will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Based, in part, upon the representations, warranties and covenants of the Investors contained herein, the issuance by the Company of the New Warrants, is exempt from registration under the 1933 Act.

     (e) SEC Documents; Financial Statements. Since June 30, 2001, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has made available to each Investor or its respective representatives true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except to the extent information contained in any of the SEC Documents has been revised, corrected or superseded by a later filing of any such SEC Document, none of the SEC Documents currently contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (f) No Changes. Since March 29, 2002, there has not been, occurred or arisen any:

          (i) amendments or changes to the Certificate of Incorporation or Bylaws of the Company;

          (ii) destruction of, damage to or loss of any material assets, material business or material customer of the Company (whether or not covered by insurance);

          (iii) labor trouble or aim of wrongful discharge or other unlawful labor practice or action by employees of the Company or any of its Subsidiaries;

          (iv) change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company other than required by GAAP;

          (v) revaluation by the Company of any of its assets other than as required by GAAP;

          (vi) declaration, setting aside or payment of a dividend or other distribution (whether in cash, stock or property) in respect of any Company capital stock; or any split, combination or reclassification in respect of any shares of Company capital stock, or any issuance or authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of Company capital stock, or any direct or indirect repurchase, redemption, or other acquisition by the Company of any shares of Company capital stock (or options, warrants or other rights convertible into, exercisable or exchangeable therefor);

          (vii) commencement, notice or threat of any lawsuit, proceeding or other investigation against the Company or its affairs is reasonably likely to have material adverse affect on the Company's consolidated financial position;

          (viii) issuance or sale, or contract to issue or sell, by the Company of any shares of Company capital stock or securities convertible into, or exercisable or exchangeable for, shares of Company capital stock, or any securities, warrants, options or rights to purchase any of the foregoing, other than pursuant to stock option plans, warrant and convertible security of the company, which plans, warrants and convertible securities are reflected in the Company's Annual Report of Form 10-K for the year ended June 29, 2001 and as contemplated by this Agreement;

          (ix) any event or condition of any character that has had or is reasonably likely to have a material adverse effect on the Company other than as reflected or contemplated in the SEC Documents and other than events or conditions that generally affect the industry in which the Company operates; or

          (x) negotiation or agreement by the Company or any officer thereof to do any of the things described in the preceding clauses (i) through (x) of this Section 3(f) for and on behalf of the Company and its subsidiaries.

     4.   GOVERNING LAW; MISCELLANEOUS.

     (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York applicable to agreements made and performed entirely within such state without regard to the principles of conflict of laws that would require the application of the laws of a jurisdiction other than New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four
(4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

     (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investors, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the

Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

     (f) Notices. Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

               Kenneth A. Paladino, CFO
               TII Network Technologies, Inc.
               1385 Akron Street
               Copiague, NY 11726
               Fax:  (516) 789-2228

     With a copy to:

                Richard A. Rubin, Esq.
                Jenkens & Gilchrist Parker Chapin LLP
                405 Lexington Avenue
                New York, NY 10174
                Fax:  (212) 704-6288

     If to the Investor, to :

                c/o Angelo Gordon & Co.
                245 Park Avenue, 26th Floor
                New York, NY 10167
                Attention:  Gary I. Wolf
                Fax:  (212) 867-5436

     With a copy to:

                Douglas A. Cifu, Esq.
                Paul, Weiss, Rifkind, Wharton & Garrison
                1285 Avenue of the Americas
                New York, NY  10019
                Fax:  (212) 492-0436

     Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

     (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (i) Publicity. The Company and one representative selected by the Investors shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

     (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                      [The next page is the signature page]

     IN WITNESS WHEREOF, the Investors and the Company have caused this Exchange Agreement to be duly executed as of the date first written above.


                                     COMPANY:

                                     TII NETWORK TECHNOLOGIES, INC.


                                     By:/s/ Kenneth A. Paladino
                                        -------------------------------------
                                             Name:  Kenneth A. Paladino
                                             Its:  VP Finance, Treasurer and CFO


                                     INVESTOR:
                                     LEONARDO, L.P.
                                     By:  Angelo Gordon & Co., L.P. Director of
                                     Leonardo Capital Management Inc.
                                     General Partner


                                     By:/s/ Michael L. Gordon
                                        -------------------------------------
                                        Name:  Michael L. Gordon
                                        Title: Chief Operating Officer

                                   SCHEDULE A

Wire instructions for the Investor:

CITIBANK,N.A.
20 EXCHANGE PLACE
NEW YORK, N.Y.

ABA # 021-000-089
CREDIT A/C        BEAR STEARNS SECURITIES
                  383 MADISON AVENUE
                  NEW YORK, N.Y.
CR A/C #          09253186
FFC               LEONARDO, L.P.
                  c/o ANGELO GORDON & CO., L.P.
                  245 PARK AVENUE, 26th FL
                  NEW YORK, N.Y. 10167
FFC A/C #         103-74900-1-6

                                  SCHEDULE 3(a)
                                  -------------

                             Capitalization Table(a)
                                 as of 06/17/02


Common Stock outstanding........................................................................11,682,284
Option held by Norman Pessin IRA, exercisable @ $2.50 until 7/18/2003..............100,000
Warrants from 2000 private placment, exercisable @ $2.79 until 12/8/04...........1,800,000
Unit purchase options held by private placement agent exercisable @ $2.69 until 12/8/04......................................................................414,000
Warrants issuable upon exercise of unit purchase options, which warrants, if issued, will be exercisable at $2.79...............................................414,000
Options outstanding under existing plans..........................................3,430,341      6,158,341
                                                                                                ----------
                                                                                                17,840,625

Options available for future grant under existing plans..........................................1,008,459

                                                                                                ----------
 Total..........................................................................................18,849,084
                                                                                                ==========


-----------
(a) Excludes (i) Series C Preferred Stock being purchased hereby and Common Stock issuable upon exercise of the New Warrant and (ii) Preferred Stock purchase rights to purchase, at $30 per one one-thousandth of a share, Series D Junior Participating Preferred Stock (under the Shareholders' Rights Plan) entitling the holder to purchase for $30, a number of shares of Common Stock having a market value of $60.